UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Internap Network Services Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2004

Dear Internap Stockholder:

I am pleased to invite you to Internap Network Services Corporation’s 2004 annual meeting of stockholders. This year’s meeting will be held on Thursday, May 27, 2004, at 9:00 a.m., local time, at 250 Williams Street, Atlanta, Georgia 30303. Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the annual meeting, we hope you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. If no instructions are given in your proxy card, proxies will be voted for each of the proposals discussed in the attached Notice of Annual Meeting and Proxy Statement. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy card.

Very truly yours,

Gregory A. Peters
President and Chief Executive Officer

INTERNAP NETWORK SERVICES CORPORATION

NOTICE OF THE 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2004

NOTICE IS HEREBY GIVEN that the 2004 annual meeting of stockholders of Internap Network Services Corporation, a Delaware corporation, will be held on Thursday, May 27, 2004, at 9:00 a.m., local time, at 250 Williams Street, Atlanta, Georgia 30303, for the following purposes:

1.	to elect one director for a term expiring at the 2006 annual meeting and three directors for a term expiring at the 2007 annual meeting;

2.	to consider and act upon a proposal to approve the adoption of our 2004 Employee Stock Purchase Plan;

3.	to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for our fiscal year ending December 31, 2004; and

4.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice and incorporated by reference herein.

The board of directors has fixed the close of business on April 21, 2004, as the record date for the determination of holders of our common stock and series A preferred stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the annual meeting shall be open for the examination of any stockholder, for any purpose relevant to the annual meeting, during ordinary business hours, for a period of at least ten days prior to the annual meeting at our principal place of business at the above address.

By order of the Board of Directors,

Walter G. DeSocio
Vice President — Chief Administrative
Officer, General Counsel and Secretary

Atlanta, Georgia
April 29, 2004

Your vote is important. Whether or not you expect to attend the annual meeting, please read the attached proxy statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the annual meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain from such broker, bank or other nominee a proxy card issued in your name. Contact your broker, bank or other nominee for instructions.

INTERNAP NETWORK SERVICES CORPORATION
250 Williams Street
Atlanta, Georgia 30303

PROXY STATEMENT

FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2004

INFORMATION ABOUT THE ANNUAL MEETING

Our board of directors is soliciting proxies for use at our 2004 annual meeting of stockholders to be held on Thursday, May 27, 2004, at 9:00 a.m., local time, or at any adjournment or postponement thereof. The annual meeting will be held at 250 Williams Street, Atlanta, Georgia 30303. When used in this proxy statement, the terms “we,” “us,” “our,” the “company,” and “Internap” refer to Internap Network Services Corporation.

A copy of our 2003 Annual Report to Stockholders accompanies this proxy statement. Additional copies of the 2003 Annual Report to Stockholders, along with copies of our 2003 Annual Report on Form 10-K, including financial statements and financial statement schedules (but not including documents incorporated by reference) are available to any stockholder without charge upon written request to:

Internap Network Services Corporation
Attention: Corporate Secretary
250 Williams Street
Atlanta, Georgia 30303

You may also obtain our 2003 Annual Report on Form 10-K over the Internet at the Securities and Exchange Commission’s, or SEC’s, website, www.sec.gov, or at our website, www.internap.com.

This proxy statement and form of proxy card are first being sent or given to stockholders on or about May 4, 2004.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote

The board of directors has set April 21, 2004 as the record date for the annual meeting. Only holders of record of our common stock and our Series A preferred stock at the close of business on this date will be entitled to notice of, and to vote at, the annual meeting. As of the record date, we had outstanding and entitled to vote 274,767,055 shares of common stock and 1,672,674 shares of our series A preferred stock. Each holder of record of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the annual meeting. Each holder of record of our series A preferred stock on record date will be entitled to the number of votes per share of series A preferred stock that is equal to the number of shares of common stock into which such share of series A preferred stock could then be converted pursuant to our certificate of incorporation. Currently, each share of our series A preferred stock is entitled to 33.68421053 votes per share.

Matters Submitted to Stockholders for a Vote

You are being asked to vote on the following proposals:

1.	to elect one director for a term expiring at the 2006 annual meeting and three directors for a term expiring at the 2007 annual meeting;

2.	to approve the adoption of our 2004 Employee Stock Purchase Plan;

3.	to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for our fiscal year ending December 31, 2004; and

4.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

Quorum

In order for us to conduct the annual meeting, we must have a quorum, which means that a majority of the outstanding shares of our common stock and our series A preferred stock as of the record date must be present, in person or by proxy, at the meeting.

Vote Required

Election of Directors.  Stockholders may vote “For” all nominees, “Withhold” their votes as to all nominees or “Withhold” their votes as to specific nominees. The person receiving the highest number of votes for election as a director with a term expiring at the 2006 annual meeting and the three persons receiving the highest number of votes for election as a director with a term expiring at the 2007 annual meeting will be elected. This is called a “plurality.” Our common stock and our series A preferred stock will vote together as a single class with respect to the election of directors. Abstentions will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

Adoption of the 2004 Employee Stock Purchase Plan.  Stockholders may vote “For” the proposal, “Against” the proposal or “Abstain.” The votes required to approve the adoption of our 2004 Employee Stock Purchase Plan are (1) the affirmative vote of a majority of the shares of our common stock and our series A preferred stock present, in person or by proxy, at the annual meeting, voting together as a single class and (2) the affirmative vote of a majority of the shares of our series A preferred stock present, in person or by proxy, at the annual meeting, voting as a separate class. Abstentions and broker non-votes (which are described below under “Failure to Vote”) will not be voted although they will be counted in determining whether a quorum is present. Abstentions will have the same effect as a vote against the proposal, but broker non-votes will have no effect in determining the outcome of the vote on this proposal.

Ratification of the Auditors.  Stockholders may vote “For” the proposal, “Against” the proposal or “Abstain.” The vote required to approve the ratification of the appointment of our independent auditors is the affirmative vote of a majority of the shares of our common stock and our series A preferred stock present, in person or by proxy, at the annual meeting, voting together as a single class. Abstentions and broker non-votes will not be voted although they will be counted in determining whether a quorum is present. Abstentions will have the same effect as a vote against the proposal, but broker non-votes will have no effect in determining the outcome of the vote on this proposal.

Failure to Vote

If you do not vote your proxy and your shares are held in street name, your brokerage firm may either:

•	vote your shares on routine matters; or

•	leave your shares unvoted.

Under the rules of the New York and American Stock Exchanges, which we refer to collectively as the “Exchanges,” that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote on the election of directors and on certain other routine matters under the rules of the Exchanges. On non-routine matters, if the brokerage firm has not received voting instructions from the stockholder, the brokerage firm cannot vote the shares on that proposal, which is considered a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted “For” or “Against” a non-routine matter. The proposal to approve the adoption of our 2004 Employee Stock Purchase Plan is a non-routine matter, meaning that broker non-votes will neither be counted as votes cast “For” or “Against” the proposal. None of the other proposals are non-routine. Accordingly, brokers that do not receive instructions will be entitled to vote on the election of directors and the ratification of the appointment of our independent auditors at the annual meeting but may not vote for the proposal to approve the adoption of our 2004 Employee Stock Purchase Plan.

How to Vote

You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted “For” each of the proposals described in this proxy statement.

You may vote by Internet.  Detailed instructions on how to vote by Internet are set forth below.

•	For shares registered in your name — As a stockholder of record, you may go to http://www.voteproxy.com to grant a proxy to vote your shares by means of the Internet. You will be required to provide our number and control number contained on your proxy card. You will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen, and you will be prompted to submit or revise them as desired.

•	For shares registered in the name of a broker or bank — Most beneficial owners whose stock is held in street name receive instructions for granting proxies from their banks, brokers or other agents, rather than a proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services, or ADP, that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP’s website at http://www.bsg.adp.com.

•	General information for all shares voted via the Internet — We must receive votes submitted via the Internet by 11:59 p.m., Eastern time, on May 26, 2004. Submitting your proxy via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

You may also vote in person at the annual meeting.  Written ballots will be given to anyone who wants to vote at the annual meeting. If you hold your shares in “street name,” you will need to obtain a proxy from the broker or bank that holds your shares in order to vote at the annual meeting.

Revocability of Proxies

Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by:

(1)	giving written notice to Walter G. DeSocio, Vice President-Chief Administrative Officer, General Counsel and Secretary, at 250 Williams Street, Atlanta, Georgia 30303;

(2)	executing and delivering to Mr. DeSocio a proxy card bearing a later date; or

(3)	voting in person at the annual meeting.

Please note, however, that under the rules of the Exchanges, any beneficial owner of our common stock or our series A preferred stock whose shares are held in a street name by a member brokerage firm may revoke his or her proxy and vote his or her shares in person at the annual meeting only in accordance with applicable rules and procedures of the Exchanges, as employed by the beneficial owner’s brokerage firm.

Cost of this Solicitation

We will bear the entire cost of solicitation of proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional information furnished to stockholders. We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock or our series A preferred stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock or our series A preferred stock for their costs of forwarding solicitation materials to such beneficial owners. We may also solicit proxies by telephone, facsimile or personal solicitation by our directors, officers or other regular employees. We will not pay any additional compensation to directors, officers or other regular employees for such services.

Other Matters that May Come Before the Annual Meeting

Our board of directors knows of no matters other than those referred to in the accompanying Notice of 2004 Annual Meeting of Stockholders which may properly come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of our company.

PROPOSAL 1 — ELECTION OF DIRECTORS

Under our certificate of incorporation, as amended, the size of our board of directors is set at nine members. The board is divided into three classes, with the directors in each class serving a three-year term. Currently, our board of directors consists of eight members with one vacancy. The Nominations Committee intends to seek a qualified candidate to fill the vacancy on our board of directors following the annual meeting.

The terms of the three directors in Class II, Fredric W. Harman, Kevin L. Ober and James P. DeBlasio, will expire at the annual meeting. In addition, the term of Charles B. Coe, a Class I director, will expire at the annual meeting. Mr. Coe was appointed as a Class I director by the board of directors in July 2003 to fill a vacancy on the board of directors. In accordance with Delaware law and our bylaws, directors elected by the board to fill newly-created directorships or to fill vacancies on the board may only serve until the annual meeting of stockholders immediately following the appointment. For this reason, Mr. Coe, whose term does not otherwise expire until 2006, is being put forward to our stockholders for a vote.

Based upon the recommendation of the Nominations Committee, the board of directors has nominated each of Messrs. Harman, Ober and DeBlasio for election as Class II directors for a term expiring at the 2007 annual meeting of stockholders and until their successors have been qualified, or until their earlier death, resignation or removal. Based upon the recommendation of the Nominations Committee, the board of directors has also nominated Mr. Coe for election as a Class I director for a term expiring at the 2006 annual meeting of stockholders and until his successor has been qualified, or until his earlier death, resignation or removal. Each of the nominees has agreed to serve if elected, and the board of directors has no reason to believe they will be unable to serve. If any nominee for director is unable to serve, the persons named in the proxy may vote for a substitute nominee.

The board of directors unanimously recommends that you vote “For” the election of Mr. Coe as a director to hold office until the 2006 annual meeting and “For” the election of Messrs. DeBlasio, Harman and Ober as directors to hold office until the 2007 annual meeting of stockholders.

Set forth below is information about the director nominees and about the incumbent directors whose terms will expire in 2005 and 2006.

Nominee for a Term Expiring in 2006 (Class I)

Charles B. Coe, 55, has served as a director since July 2003. Mr. Coe is a 28-year veteran of the telecommunications industry, including 15 years with BellSouth. During his career, he served as President of BellSouth Network Services; President of BellSouth Telecommunications; President of BellSouth International; and Group President of Customer Operations for BellSouth Telecommunications. Previously, Mr. Coe had served in various management positions with AT&T Communications and American Telesystems Corporation. Mr. Coe holds a Masters of Business Administration degree from Georgia State University and a Bachelor of Science degree from The Citadel.

Nominees for a Term Expiring in 2007 (Class II)

James P. DeBlasio, 48, has served as a director since July 2003. Mr. DeBlasio has 22 years of financial experience in the telecommunications industry, holding key senior leadership roles in financial planning & analysis, portfolio analysis and strategic planning. He is currently Financial Vice President for Lucent Technologies’ Mobility and INS Products, where he has overall financial responsibility for all infrastructure products. From 2002 to 2003, he was Financial Vice President for Lucent Technologies’ Mobility Solutions Group, where he had overall financial responsibility for that business segment. He served as Financial Vice President — Corporate Planning and Analysis for that company from 2001 to 2002, as Chief Financial Officer of Lucent’s Optical Networking Group from 2000 to 2001 and as Financial Vice President and Chief Financial Officer of Lucent’s Wireless Networks Group from 1997 to 2000. Previously, Mr. DeBlasio held key management roles at Lucent, AT&T Corp., and Bell Laboratories. Mr. DeBlasio holds a Masters of Business Administration degree in Finance and Financial Portfolio Analysis from Seton Hall University and a Bachelor of Science degree in Industrial Management from Villanova University.

Fredric W. Harman, 43, has served as a director since January 1999. Since 1994, Mr. Harman has served as a Managing Member of the General Partners of venture capital funds affiliated with Oak Investment Partners. Mr. Harman served as a General Partner of Morgan Stanley Venture Capital, L.P. from 1991 to 1994. Mr. Harman serves as a director of aQuantive, Inc., formerly Avenue A. Mr. Harman holds a Bachelor of Science degree and a Master of Science degree in electrical engineering from Stanford University and a Master of Business Administration degree from Harvard University.

Kevin L. Ober, 42, has served as a director since October 1997. From February 2000 to the present, Mr. Ober has been involved in various business activities including sitting on the boards of several start-up companies including HealthRadius. From November 1993 to January 2000, Mr. Ober was a member of the investment team at Vulcan Ventures Inc. Prior to working at Vulcan Ventures, Mr. Ober served in various positions at Conner Peripherals, Inc., a computer hard disk drive manufacturer. Mr. Ober holds a Master of Business Administration degree from Santa Clara University and Bachelor of Science degree in Business Administration from St. John’s University.

Incumbent Directors Whose Terms Will Expire in 2005 (Class III)

Eugene Eidenberg, 62, has served as a director and since November 1997 and non-executive chairman of the board of directors since April 2002. From November 1997 until April 2002, Mr. Eidenberg was the chairman of the board of directors. From July 2001 until April 2002, Mr. Eidenberg served as our chief executive officer. Mr. Eidenberg has been a Managing Director of Granite Venture Associates LLC, an early-stage high tech venture capital firm, since 1999 and has served as a Principal of Hambrecht & Quist Venture Associates, an early-stage high tech venture capital firm, since 1998 and was an advisory director at the San Francisco investment-banking firm of Hambrecht & Quist from 1995 to 1998. Mr. Eidenberg served for 12 years in a number of senior management positions with MCI Communications Corporation, one of the largest communications networks. His positions at MCI included Senior Vice President for Regulatory and Public Policy, President of MCI’s Pacific Division, Executive Vice President for Strategic Planning and Corporate Development and Executive Vice President for MCI’s international businesses. Mr. Eidenberg is currently a director of several private companies. Mr. Eidenberg holds a Ph.D. and a Master of Arts degree from Northwestern University and a Bachelor of Arts degree from the University of Wisconsin.

William J. Harding, 56, has served as a director since January 1999. Dr. Harding has served as a Managing Member of Morgan Stanley Venture Partners III, LLC since 1997 and a Managing Director of Morgan Stanley & Co., Inc. since 1999. He joined Morgan Stanley & Co., Inc. in October 1994. Dr. Harding is currently a Director of several private companies. Prior to joining Morgan Stanley, Dr. Harding was a General Partner of several venture capital partnerships affiliated with J.H. Whitney & Co. Previously, Dr. Harding was associated with Amdahl Corporation, a provider of technology infrastructure services, from 1976 to 1985, serving in various technical and business development roles. Prior to Amdahl, Dr. Harding held several technical positions with Honeywell Information Systems. Dr. Harding holds a Bachelor of Science in Engineering Mathematics degree and a Master of Science degree in Systems Engineering from the University of Arizona, and a Ph.D. in Engineering from Arizona State University. Dr. Harding also served as an officer in the Military Intelligence Branch of the United States Army Reserve.

Incumbent Directors Whose Terms Will Expire in 2006 (Class I)

Gregory A. Peters, 42, has served as President and Chief Executive Officer since April 2002 and as a director since May 2002. Prior to joining Internap, Mr. Peters founded and was President and Chief Executive Officer of Mahi Networks, a manufacturer and marketer of transport aggregation solutions, from 1999 to 2002. Prior to that, Mr. Peters was the Vice President of International Operations and Corporate Officer for Advanced Fibre Communications, a deliverer of multi-service broadband solutions to the global telecommunications industry, from 1997 to 1999. From 1996 to 1997, Mr. Peters was the Vice President of International Operations and Corporate Officer for ADTRAN, a telecom equipment supplier. Mr. Peters holds a Bachelor of Science degree in Business Administration from the University of Georgia, and a Masters in International Management from the American Graduate School of International Management, Thunderbird Campus.

Robert D. Shurtleff, Jr., 49, has served as a director since January 1997. In 1999, Mr. Shurtleff founded S.L. Partners, a strategic consulting group focused on early stage companies. From 1988 to 1998, Mr. Shurtleff held various positions at Microsoft Corporation, the worldwide leader in software, services and Internet technologies for personal and business computing, including Program Management and Development Manager and General Manager. Mr. Shurtleff is currently a director of four private companies and also serves on technical advisory boards of several private companies and venture capital firms. Prior to working at Microsoft Corporation, Mr. Shurtleff worked at Hewlett Packard Company from 1979 to 1988. Mr. Shurtleff holds a Bachelor of Arts degree in computer science from the University of California at Berkeley.

Family Relationships

No family relationships exist among any of our directors or executive officers.

Agreements to Elect Directors

Currently, so long a shares of series A preferred stock that could be converted into at least 5,000,000 shares of our common stock remain outstanding, the holders of our series A preferred stock have the right, voting as a separate class, to elect two directors to our board of directors or to fill any vacancy caused by the resignation, death of removal of such directors. Mr. Harman and Mr. Eidenberg currently serve as nominees of the holders of our series A preferred stock.

CORPORATE GOVERNANCE

Key Corporate Governance Initiatives

In 2004, the board of directors took the following actions:

•	revised the Internap Code of Conduct to include an addendum applicable to our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions;

•	revised the Audit Committee Charter, which is attached to this proxy statement as Appendix B;

•	revised the Nominations Committee Charter;

•	adopted a charter for the Compensation Committee; and

•	adopted an Accounting/Auditing Complaint Policy.

The Internap Code of Conduct and our committee charters are available on our website at www.internap.com.

Board of Directors’ Committees and Meetings

The board of directors conducts its business through meetings of the full board and through committees of the board, consisting of an Audit Committee, a Compensation Committee and a Nominations Committee.

During the fiscal year ended December 31, 2003, the board of directors held fifteen meetings, the Audit Committee held 5 meetings, the Compensation Committee held 6 meetings and took action by unanimous written consent on 13 occasions and the Nominations Committee held 1 meeting. During the fiscal year ended December 31, 2003, each member of our board of directors attended at least 75% of the meetings of the board of directors and of the committees on which he served that were held during the period for which he was a director or committee member.

We have not adopted a formal policy regarding board member attendance at our annual meetings; however, we encourage all board members to attend the annual meeting. Two of our nine directors were in attendance at the 2003 annual meeting of stockholders. We expect all of the directors to attend the 2004 annual meeting.

The Audit Committee.  The Audit Committee is composed of Mr. DeBlasio, Dr. Harding and Mr. Ober. Mr. DeBlasio is the chairman of the Audit Committee. The Audit Committee is responsible for, among other things:

•	directly appointing our independent auditors;

•	discussing with our independent auditors their independence from management;

•	reviewing with our independent auditors the scope and results of their audit;

•	approving all audit services and pre-approving all permissible non-audit services to be performed by the independent auditors;

•	overseeing the financial reporting process and discussing with management and our independent auditors the interim and annual financial statements that we file with the SEC; and

•	reviewing and monitoring our accounting principles, policies and financial and accounting controls.

All committee members are independent as defined in applicable SEC and AMEX rules. The board of directors has determined that Mr. DeBlasio, the current committee chairperson, qualifies as an audit committee financial expert within the meaning of SEC rules and regulations.

The Compensation Committee.  The Compensation Committee consists of Messrs. Coe, Harman and Shurtleff. Mr. Coe currently serves as chairman of the Compensation Committee. The Compensation Committee reviews and approves the compensation and benefits of all our officers and establishes and reviews general policies relating to compensation and benefits for our employees. All committee members are independent as defined in applicable SEC and AMEX rules.

The Nominations Committee.  The Nominations Committee consists of Mr. Coe and Mr. Harman. The Nominations Committee is responsible for assisting the board of directors in identifying and attracting highly qualified individuals to serve as directors and selecting director nominees and recommending them to the board for election at annual meetings of stockholders. Each member of the Nominations Committee is independent as defined in applicable SEC and AMEX rules. The Nominations Committee Charter is available on our website at www.internap.com.

Selection of Director Nominees

General Criteria and Process.  In identifying and evaluating director candidates, the Nominations Committee has not set specific criteria for directors. Under its committee charter, the Nominations Committee is responsible for determining desired board skills and attributes and may consider strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the board. The Nominations Committee may retain a third-party search firm to identify director candidates and has sole authority to select the search firm and approve the terms and fees of any director search engagement.

Stockholder Nominations.  Stockholders who wish to recommend nominees for consideration by the Nominations Committee must submit their nominations in writing to our Corporate Secretary at the address provided in this proxy statement. Submissions must include sufficient biographical information concerning the recommended individual for the committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. The Nominations Committee may consider such stockholder recommendations when it evaluates and recommends nominees to the board of directors for submission to the stockholders at each annual meeting.

In addition, stockholders may nominate directors for election without consideration by the Nominations Committee. Any stockholder of record may nominate an individual by following the procedures and deadlines set forth in the “Stockholders’ Proposals for 2005 Annual Meeting” section of this proxy statement and by complying with the eligibility, advance notice and other provisions of our bylaws. Under our bylaws, a stockholder is eligible to submit a stockholder proposal if the stockholder is of record and entitled to vote at the annual meeting. The stockholder also must provide timely notice of the proposal to us. To be timely, the stockholder must provide advance notice not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date.

As of December 31, 2003, the Nominations Committee had not received a recommended nominee from any stockholder or group of stockholders that beneficially owned more than 5% of our common stock for at least one year as of the date of the recommendation.

Compensation of Directors

Our non-employee directors receive annual cash compensation of $30,000 for their services on the board of directors and any committees of the board of directors. They are also reimbursed for certain expenses in connection with attendance at board of directors and committee meetings. Directors who are also employees do not receive any additional compensation for serving on the board of directors or any committees of the board of directors.

In addition, non-employee directors receive an annual option to purchase 20,000 shares of common stock under our 1999 Non-employee Directors’ Stock Option Plan. New non-employee directors will also receive an initial grant of 250,000 shares of common stock.

Stockholder Communications with the Board of Directors

The board of directors has a policy and process to facilitate stockholder communications with directors. Stockholders who wish to communicate directly with the board of directors may do so by writing to Internap Network Services Corporation, 250 Williams Street, Atlanta, Georgia 30303, Attn: Corporate Secretary or by sending electronic mail to boardofdirectors@internap.com.

The Corporate Secretary will forward all communications received without reviewing or editing them. The Chairman of the board of directors, or the other director to whom your communication is addressed, if other than the board, will decide whether and how to respond to your communication. Such person may consult with the Corporate Secretary regarding his response.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of common stock as of March 31, 2004 for:

•	our directors and director nominees,

•	our Chief Executive Officer and each of our four other most highly compensated executive officers (collectively, the “Named Executive Officers”),

•	our directors, director nominees and executive officers as a group, and

•	each stockholder that holds more than a 5% interest in our outstanding common stock.

Unless otherwise indicated in the footnotes, all of such interests are owned directly and the indicated person or entity has sole voting and disposition power.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days after March 31, 2004 are deemed outstanding, while these shares are not deemed outstanding for computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned.

The percentage of common stock beneficially owned are based on 274,666,343 shares of our common stock outstanding at March 31, 2004.

The address for those individuals for which an address is not otherwise indicated is: c/o Internap Network Services Corporation, 250 Williams Street, Atlanta, Georgia 30303.

	Common Stock Beneficially Owned
	Number of Shares	Percent of Class
Morgan Stanley Venture Capital III, Inc. (1)	17,095,551	6.2%
Morgan Stanley Venture Investors III L.P. (1)	1,415,213	.5%
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P. (1)	644,862	.2%
Morgan Stanley Venture Partners III, L.P. (1)	14,739,713	5.3%
Oak Investment Partners VIII, L.P. (2)	28,068,687	10.2%
Oak VIII Affiliates Fund, L.P. (2)	28,068,687	10.2%
David L. Abrahamson (3)	822,833	*
Charles B. Coe (4)	300,000	*
James P. DeBlasio (5)	250,000	*
Walter G. DeSocio (6)	494,791	*
Eugene Eidenberg (7)	2,113,765	*
William J. Harding (8)	380,510	*
Fredric W. Harman (2)	28,068,687	10.2%
Robert R. Jenks (9)	1,100,000	*
Ali Marashi (10)	1,058,225	*
Kevin L. Ober (11)	190,000	*
Gregory A. Peters (12)	3,654,167	1.1%
Robert D. Shurtleff, Jr. (13)	992,938	*
All directors and executive officers as a group (12 persons)	39,115,926	14.0%

*	Less than 1% of our outstanding common stock.

(1)	Consists of (a) 9,740,522 shares of common stock issuable upon the exercise of 289,172 shares of our series A preferred stock, 3,438,800 shares of common stock, and 1,560,391 shares of common stock issuable upon the exercise of warrants held by Morgan Stanley Venture Partners III, L.P., (b) 935,223 shares of common stock issuable upon the exercise of 27,764 shares of our series A preferred stock, 330,172 shares of common stock, and 149,818 shares of common stock issuable upon the exercise of warrants held by Morgan Stanley Venture Investors III, L.P., (c) 426,147 shares of common stock issuable upon the exercise of 12,651 shares of our series A preferred stock, 150,449 shares of common stock, and 68,266 shares of common stock issuable upon the exercise of warrants held by The Morgan Stanley Venture Partners Entrepreneur Fund, L.P. (the funds referred to in (a), (b) and (c) above are referred to herein collectively as the “Funds”) and (d) 295,763 shares of common stock held by Morgan Stanley Venture Capital III, Inc. Dr. William J. Harding, one of our directors, is an individual managing member of Morgan Stanley Venture Partners III, L.L.C., which is the general partner of each of the Funds (the “General Partner”). The General Partner of each of the Funds is controlled by Morgan Stanley Venture Capital III, Inc. (“MSVC III, Inc.”), the institutional managing member of the General Partner and a wholly owned subsidiary of Morgan Stanley. Voting and dispositive power with respect to the shares of our common stock offered by the Funds in this prospectus is exercised by MSVC III, Inc. The directors of MSVC III, Inc. are Ghassan Bejjani, Guy L. de Chazal, Scott S. Halsted, Dr. Harding, Howard I. Hoffen, M. Fazle Husain and Robert L. Loarie. The Funds have advised us that they are affiliates of one or more broker-dealers and that each of the Funds acquired the securities reflected in this table in the ordinary course of business and, at the time of acquisition, such Fund had no agreements or understandings, directly or indirectly, to distribute such securities. Dr. Harding disclaims beneficial ownership of any of the securities owned by the Funds except to the extent of his proportionate pecuniary interest therein and disclaims beneficial ownership of any of the securities owned by MSVC III, Inc. The address for the Funds is c/o Morgan Stanley Venture Partners, 1585 Broadway, 38th Floor, New York, New York 10036. The above information is based on information provided by such stockholders and a Schedule 13G filed by the stockholders on February 17, 2004.

(2)	Consists of (a) 6,278,024 shares of common stock held by Oak Investment Partners VIII, L.P., (b) 160,328 shares of common stock held by Oak VIII Affiliates Fund L.P., (c) 18,210,804 shares of common stock issuable upon the exercise of 540,633 shares of our series A preferred stock, and 2,917,296 shares of common stock issuable upon the exercise of warrants held by Oak Investment Partners X, L.P., (d) 292,350 shares of common stock issuable upon the exercise of 8,679 shares of our series A preferred stock, and 46,833 shares of common stock issuable upon the exercise of warrants held by Oak X Affiliates Fund, L.P., (e) 94,853 shares of common stock held by Frederic W. Harman, one of our directors; (f) an aggregate of 8,199 shares of common stock held in trust for the benefit of Mr. Harman’s three minor children, and (g) 60,000 shares of common stock issuable upon the exercise of options held by Mr. Harman. Mr. Harman is one of the managing members of the general partner of Oak Investment Partners VIII, L.P., Oak VIII Affiliates Fund, L.P., Oak Investment Partners X, L.P. and Oak X Affiliates Fund, L.P. Oak Associates VIII, L.L.C. is the general partner of Oak Investment Partners VIII, L.P. The names of the parties who share power to vote and share power to dispose of the shares of our common stock offered by Oak Investment Partners VIII, L.P. in this prospectus are Mr. Harman, Bandel L. Carano, Ann H. Lamont, Edward F. Glassmeyer, and Gerald R. Gallagher, all of which are managing members of Oak Associates VIII, L.L.C. Oak VIII Affiliates, L.L.C. is the General Partner of Oak VIII Affiliates Fund, L.P. The names of the parties who share voting and dispositive power with respect to the shares of our common stock offered by Oak VIII Affiliates Fund, L.P. in this prospectus are Mr. Harman, Bandel L. Carano, Ann H. Lamont, Edward F. Glassmeyer, and Gerald R. Gallagher, all of which are managing members of Oak VIII Affiliates, L.L.C. Each of Mr. Harman, Bandel L. Carano, Ann H. Lamont, Edward F. Glassmeyer, and Gerald R. Gallagher disclaims beneficial ownership of the securities held by such partnerships to the extent such person does not have a pecuniary interest therein. Oak Investment Partners VIII, L.P. and Oak VIII Affiliates Fund L.P. disclaim beneficial ownership of the shares held by Mr. Harman. Mr. Harman disclaims beneficial ownership of any of the securities owned by any of the above entities to the extent he does not have a pecuniary interest therein. Oak Associates X, L.L.C. is the general partner of Oak Investment Partners X, L.P. The names of the parties who share power to vote and power to dispose of the shares our common stock beneficially owned by Oak X Affiliates, L.P. are Mr. Harman, Bandel L. Carano, Ann H. Lamont, Edward F. Glassmeyer, Gerald R. Gallagher and David B. Walrod, all of which are managing members of Oak Associates X, L.L.C. Each of such persons disclaims beneficial ownership of the securities held by Oak Investment Partners X, L.P. to the extent such person does not have a pecuniary interest therein. Oak X Affiliates, L.L.C. is the general partner of Oak X Affiliates Fund, L.P. The names of the parties who share power to vote and power to dispose of the shares our common stock beneficially owned by Oak X Affiliates Fund, L.P. are Mr. Harman, Bandel L. Carano, Ann H. Lamont, Edward F. Glassmeyer, Gerald R. Gallagher and David B. Walrod, all of which are managing members of Oak X Affiliates, L.L.C. Each of such persons disclaims beneficial ownership of the securities held by Oak X Affiliates, L.P. to the extent such person does not have a pecuniary interest therein. Oak Associates X, L.L.C., Oak Investment Partners X, L.P. and Oak X Affiliates, L.P. disclaim beneficial ownership of the shares held by Mr. Harman. The address for these entities is c/o Oak Investment Partners VIII, L.P., 525 University Avenue, Suite 300, Palo Alto, California 94301. The above information is based on information provided by such stockholders and a Schedule 13G filed by the stockholders on March 8, 2004.

(3)	Consists of 27,000 shares of common stock and options to purchase 795,833 shares of common stock that are vested and exercisable or that will vest within 60 days.

(4)	Consists of 50,000 shares of common stock and options to purchase 250,000 shares of common stock that are vested and exercisable or that will vest within 60 days.

(5)	Consists of options to purchase 250,000 shares of common stock that are vested and exercisable.

(6)	Consists of options to purchase 494,791 shares of common stock that are vested and exercisable or that will vest within 60 days.

(7)	Consists of 413,765 shares of common stock and options to purchase 1,700,000 shares of common stock that are vested and exercisable. Includes 233,254 shares of common stock held by Eugene Eidenberg, as trustee of the Eugene Eidenberg Trust dated 12/19/85, 135,554 shares of common stock held by Eugene Eidenberg, as trustee of the Eugene Eidenberg Trust dated 9/97, and 26,197 shares of common stock held by Eugene Eidenberg, as trustee of the Anna M. Chavez Educational Trust.

(8)	Consists of 240,510 shares of common stock and options to purchase 140,000 shares of common stock that are vested and exercisable.

(9)	Consists of options to purchase 1,100,000 shares of common stock that are vested and exercisable or that will vest within 60 days.

(10)	Consists of options to purchase 1,058,225 shares of common stock that are vested and exercisable or that will vest within 60 days.

(11)	Consists of 50,000 shares of common stock and options to purchase 140,000 shares of common stock that are vested and exercisable.

(12)	Consists of options to purchase 3,654,167 shares of common stock that are vested and exercisable or that will vest within 60 days.

(13)	Consists of 852,938 shares of common stock and options to purchase 140,000 shares of common stock that are vested and exercisable. Includes 83,250 shares of common stock held by the Shurtleff Garretson Education Trust. The names of the parties who share power to vote and power to dispose of the shares of our common stock beneficially owned by the Shurtleff Garretson Education Trust are Robert D. Shurtleff, Jr. and Cynthia G. Shurtleff, the trustees of the Shurtleff Garretson Education Trust.

EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

The table below sets forth summary information concerning compensation paid by us during the fiscal years ended December 31, 2003, 2002 and 2001, to our Named Executive Officers.

Summary Compensation Table

	Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation		Securities Underlying Options (#)
Gregory A. Peters (1)	2003	$350,000	$157,500		$245,222	(2)	7,238,796
President and Chief	2002	250,795	—		30,353	(2)	2,400,000
Executive Officer	2001	—	—		—		—
Robert R. Jenks (3)	2003	234,936	—		56,042	(4)	2,200,000
Vice President and	2002	—	—		—		—
Chief Financial Officer	2001	—	—		—		—
David L. Abrahamson (5)	2003	230,001	21,000	(6)	—		700,000
Chief Marketing Officer	2002	39,218	—		—		1,500,000
and Vice President, Sales	2001	—	—		—		—
Walter G. DeSocio (7)	2003	240,000	—		—		—
Vice President — Chief	2002	60,923	—		—		1,250,000
Administrative Officer,	2001	—	—		—		—
General Counsel and Secretary
Ali Marashi (8)	2003	190,000	—		6,723	(9)	—
Vice President and Chief	2002	175,874	—		26,222	(9)	1,627,816
Technology Officer	2001	150,000	—		—		302,440

(1)	Effective April 2, 2002, Mr. Peters began serving as our President and Chief Executive Officer.

(2)	Includes $245,222 and $30,353 for relocation expenses in 2003 and 2002, respectively.

(3)	Effective February 2003, Mr. Jenks began serving as our Vice President and Chief Financial Officer.

(4)	Includes $56,042 for relocation expenses.

(5)	Effective October 2002, Mr. Abrahamson began serving as our Chief Marketing Officer, and effective January 2003, Mr. Abrahamson also began serving as our Vice President, Sales.

(6)	Includes $21,000 as a sign-on payment to Mr. Abrahamson's employment agreement.

(7)	Effective September 2002, Mr. DeSocio began serving as our Vice President and General Counsel, and effective December 2002, Mr. DeSocio also began serving as our Vice President — Chief Administrative Officer, General Counsel and Secretary.

(8)	Effective August 2002, Mr. Marashi began serving as our Vice President and Chief Technology Officer.

(9)	Includes $6,723 and $26,222 for relocation expenses in 2003 and 2002, respectively.

Stock Options

The following table sets forth information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2003:

Option Grants in Last Fiscal Year

Individual Grants

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per ($/Share)	Expiration Date	5% ($)	10% ($)
Gregory A. Peters	4,000,000 1,000,000 2,238,796	17% 4% 9%	0.44 0.43 2.16	2/27/2013 3/10/2013 12/24/2013	$1,106,855 270,425 3,034,168	$2,804,987 685,309 7,689,178
Robert R. Jenks	2,200,000	9%	0.47	1/24/2013	686,113	1,704,992
David L. Abrahamson	700,000	3%	2.16	12/24/2013	948,688	2,404,161
Walter G. DeSocio	—	n/a	—	—	—	—
Ali Marashi	—	n/a	—	—	—	—

Option Exercises and Year-End Option Values

The following table sets forth information as of December 31, 2003, regarding options held by the Named Executive Officers. There were no stock appreciation rights outstanding at December 31, 2003.

Aggregated Option Exercises In The Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory A. Peters	—	$—	2,883,334	6,755,462	$5,453,168	$9,299,277
Robert R. Jenks	—	—	870,833	1,329,167	1,724,249	2,631,751
David L. Abrahamson	—	—	437,500	1,762,500	980,000	2,586,500
Walter G. DeSocio	—	—	390,625	859,375	814,063	1,790,938
Ali Marashi	124,200	83,214	865,181	1,076,075	1,077,439	2,047,776

In the table above, the value of the unexercised in-the-money options is based on the fair market value of our common stock, based upon the last reported sales price of the common stock on December 31, 2003 minus the per share exercise price multiplied by the number of shares.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2003.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	39,149,932	$1.52	14,749,878
Equity compensation plans not approved by security holders	11,030	2.71	211,883
Total	39,160,962	$1.52	14,961,761

(1)	Calculation based upon exercise prices of outstanding options, warrants and rights and an assumed purchase price equal to 85% of fair market value of the Company’s common stock on April 7, 2003 pursuant to the 1999 Employee Stock Purchase Plan for the total number of shares issuable under that plan.

Summaries of Plans Not Approved by Our Stockholders

SwitchSoft Systems, Inc. Founders 1996 Stock Option Plan

We assumed the SwitchSoft Systems, Inc. Founders 1996 Stock Option Plan, which we refer to as the 1996 Plan, in connection with the acquisition of VPNX.com, Inc. Although some grants are still outstanding under this plan, we do not intend to issue any additional grants from the 1996 Plan. The 1996 Plan provides for grants of incentive stock options and nonqualified stock options for which up to 1,041,050 shares have been authorized. Employees are eligible to receive incentive stock options and employees, directors and independent contractors are eligible for nonqualified options. Terms and conditions of options are determined by our board or a committee appointed by the board. The exercise price cannot be less than 85% of fair market value at grant in the case of a nonqualified option, or 100% in the case of an incentive stock option, and will be paid in cash, by check, or through a deferred payment arrangement approved by our board, or by delivery of other property if authorized by our board. The term of an option is limited to 10 years from grant. The options vest at a rate at least 20% per year. Upon termination of employment other than due to death or disability, options may generally be exercised for one month or a longer period determined by our board of directors. Upon termination due to death or disability, options may generally be exercised for 12 months or a longer period determined by our board of directors. If we are the surviving corporation in any merger, business combination, reorganization or reconsolidation, options under the 1996 Plan will be appropriately adjusted. If we are not the surviving corporation, outstanding options terminate unless assumed or replaced with substitute options. The board may amend the 1996 Plan at any time, but stockholder approval is required if the amendment would increase the shares available, materially modify the eligibility requirements, or materially increase the benefits accruing to plan participants, and optionee consent is required for the amendment to alter or impair the rights of existing optionees. The 1996 Plan automatically terminates ten years after its adoption.

SwitchSoft Systems, Inc. 1997 Stock Option Plan

We assumed the SwitchSoft Systems, Inc. 1997 Stock Option Plan, which we refer to as the 1997 Plan, in connection with the acquisition of VPNX.com, Inc. Although some grants are still outstanding under this plan, we do not intend to issue any additional grants from the 1997 Plan. The 1997 Plan provides for grants of incentive stock options and nonqualified stock options for which up to 1,746,450 shares have been authorized. Employees are eligible to receive incentive stock options and employees, directors and independent contractors are eligible for nonqualified options. Terms and conditions of options are determined by our board or a committee appointed by the board. The exercise price cannot be less than 85% of fair market value at grant in the case of a nonqualified option, or 100% in the case of an incentive stock option, and will be paid in cash, by check, or through a deferred payment arrangement approved by our board, or by delivery of other property if authorized by our board. The term of an option is limited to 10 years from grant. The options vest at a rate at least 20% per year. Upon termination of employment other than due to death or disability, options may generally be exercised for one month or a longer period determined by our board of directors. Upon termination due to death or disability, options may generally be exercised for 12 months or a longer period determined by our board of directors. If we are the surviving corporation in any merger, business combination, reorganization or reconsolidation, options under the 1997 Plan will be appropriately adjusted. If we are not the surviving corporation, outstanding options terminate unless assumed or replaced with substitute options. The board may amend the 1997 Plan at any time, but stockholder approval is required if the amendment would increase the shares available, materially modify the eligibility requirements, or materially increase the benefits accruing to plan participants, and optionee consent is required for the amendment to alter or impair the rights of existing optionees. The 1997 Plan automatically terminates ten years after its adoption.

Executive Employment Agreements

Agreement with Mr. Peters

Effective March 28, 2002, Mr. Peters entered into an at-will employment agreement with us. The agreement provides that Mr. Peters serves as our President and Chief Executive Officer and receives an annual base salary of $350,000. Mr. Peters is eligible for a discretionary bonus ranging from 50% to 150% of his base salary based on performance. Under the agreement, Mr. Peters was required to relocate no later than October 1, 2002, and received a relocation allowance (plus a gross-up payment to cover taxes on any taxable portion of the relocation allowance), which was repayable to us in part if Mr. Peters terminated employment without good reason before March 28, 2003. In addition, we paid for housing searches for Mr. Peters and his spouse in connection with the relocation. Under the agreement, Mr. Peters received an option to purchase 2,400,000 shares of our stock under our Amended 1999 Equity Incentive Plan, which vests with respect to 25% of the shares on the first anniversary of grant and monthly in 1/48 increments thereafter, has a term of ten years, an exercise price equal to the closing price of our common stock on the date of grant, and will remain exercisable for one year following termination of his employment other than for cause. The agreement also provided for a performance-based stock option grant of 1,000,000 shares under our Amended 1999 Equity Incentive Plan or our 1998 Stock Option/Stock Issuance Plan, which vests with respect to 100% of the shares on the sixth anniversary of grant or earlier if certain performance goals are met, has an exercise price equal to the closing price of our stock on the date of grant, has a term of ten years, and will remain exercisable for one year following termination of Mr. Peters’ employment other than for cause. In addition, we reimbursed Mr. Peters up to $7,500 plus a tax bonus up to $5,500 for attorneys’ fees in connection with Mr. Peters’ negotiation of his employment agreement. The agreement also requires Mr. Peters to execute a confidentiality, non-raiding, invention assignment and non-competition agreement with us, which survives termination of Mr. Peters’ employment.

Severance Upon Termination Without Cause or Due to Good Reason.  Upon our termination of Mr. Peters’ employment without cause, or Mr. Peters’ voluntary termination for good reason, Mr. Peters will receive a cash severance payment equal to twelve months of his then current base salary, on the condition that Mr. Peters executes a release of claims.

Severance Upon Change in Control.  If Mr. Peters’ employment is terminated without cause or he resigns for good reason, in either case within 13 months of a change in control (as defined in the agreement), in lieu of the otherwise applicable severance payments, Mr. Peters will receive a cash severance payment equal to 12 months of his then-current base salary and then-current earned discretionary bonus, and 100% of his unvested stock options become fully vested and exercisable, on the condition that Mr. Peters executes a release of claims. Limitations apply if any payment under the agreement would be considered a parachute payment under section 280G of the Internal Revenue Code of 1986, as amended.

Other Severance.  If Mr. Peters terminates employment with us and requests a waiver of non-competition provisions but we unreasonably refuse to waive the non-competition provisions, Mr. Peters will receive a payment of 12 months of his base salary less any severance payments he is otherwise entitled to under the agreement, on the condition that Mr. Peters executes a release of claims. Such severance payments are to be paid pro rata over the remaining period of the non-competition provisions.

Agreement with Mr. Jenks

Effective February 1, 2003, we entered into an at-will employment agreement with Mr. Robert R. Jenks. The agreement provides that Mr. Jenks will serve as our Vice President and Chief Financial Officer, and will receive an annual base salary of $250,000, which may be increased or decreased by our chief executive officer in consultation with our board or compensation committee. The agreement also provides that Mr. Jenks will receive a bonus of up to 50% of his base salary, based on the satisfaction of performance goals, if we adopt a bonus plan for executives and senior officers. We have not implemented such a bonus plan at this time. Any bonus may be payable in shares of our common stock or other equity securities, including restricted stock and stock options. The agreement provides that Mr. Jenks will accrue 20 days of combined vacation/sick leave annually and will receive three personal days each year. The agreement also contains a provision requiring Mr. Jenks to maintain the confidentiality of our confidential information, a non-competition provision for one year following termination of employment (which may be waived), and a provision prohibiting solicitation of our employees within one year following termination of employment. Our employment of Mr. Jenks may be terminated under the agreement by us or by Mr. Jenks, at any time, with or without advance notice.

Severance upon Termination Without Cause.  The agreement provides that if Mr. Jenks’ employment is terminated by us without cause, he will receive from us a cash severance payment equal to one year of his then-current base salary. In addition, upon our termination of Mr. Jenks’ employment without cause, his unvested options and any other unvested equity compensation he received from us will terminate, and his vested options will remain exercisable no later than three months after termination of his employment.

Severance Following Change in Control.  If Mr. Jenks’ employment is terminated without cause or he resigns for good reason, in either case within 12 months of a change in control (as such term is defined in the agreement), he will receive a cash severance payment equal to 24 months of his then-current base salary and then-current maximum target bonus, and 100% of his unvested stock options and additional equity compensation shall become vested, free of restrictions (if any), and immediately exercisable for the remaining term of the relevant grant or award. In addition, he will continue to receive health care and life insurance coverage for 24 months as if he were an active employee (subject to the employee portion of premiums for such coverages).

Agreement with Mr. Abrahamson

Effective October 31, 2002, we entered into an at-will employment agreement with Mr. David Abrahamson. The agreement provides that Mr. Abrahamson will serve as our Chief Marketing Officer and will receive an annual base salary of $230,000, which may be increased or decreased by our chief executive officer in consultation with our board or compensation committee. The agreement also provides that Mr. Abrahamson will receive a bonus of up to 50% of his base salary, based on the satisfaction of performance goals, if we adopt a bonus plan for executives and senior officers. We have not implemented such a bonus plan at this time. Any bonus may be payable in shares of our common stock or other equity securities, including restricted stock and stock options. The agreement provides that Mr. Abrahamson will accrue 20 days of combined vacation/sick leave annually and will receive three personal days each year. The agreement also contains a provision requiring Mr. Abrahamson to maintain the confidentiality of our confidential information, a non-competition provision for one year following termination of employment (which may be waived), and a provision prohibiting solicitation of our employees within one year following termination of employment. Our employment of Mr. Abrahamson may be terminated under the agreement by us or by Mr. Abrahamson, at any time, with or without advance notice.

Severance upon Termination Without Cause.  The agreement provides that if Mr. Abrahamson’s employment is terminated by us without cause, he will receive from us a cash severance payment equal to one year of his then-current base salary. In addition, upon our termination of Mr. Abrahamson’s employment without cause, his unvested options and any other unvested equity compensation he received from us will terminate, and his vested options will remain exercisable no later than three months after termination of his employment.

Severance Following Change in Control.  If Mr. Abrahamson’s employment is terminated without cause or he resigns for good reason, in either case within 12 months of a change in control (as such term is defined in the agreement), he will receive a cash severance payment equal to 24 months of his then-current base salary and then-current maximum target bonus, and 100% of his unvested stock options and additional equity compensation shall become vested, free of restrictions (if any), and immediately exercisable for the remaining term of the relevant grant or award. In addition, he will continue to receive health care and life insurance coverage for 24 months as if he were an active employee (subject to the employee portion of premiums for such coverages).

Agreement with Mr. DeSocio

Effective September 30, 2002, we entered into an at-will employment agreement with Mr. Walter DeSocio. The agreement provides that Mr. DeSocio will serve as our Vice President and General Counsel and will receive an annual base salary of $240,000, which may be increased or decreased by our chief executive officer in consultation with our board or compensation committee. The agreement also provides that Mr. DeSocio will receive a bonus of up to 50% of his base salary, based on the satisfaction of performance goals, if we adopt a bonus plan for executives and senior officers. We have not implemented such a bonus plan at this time. Any bonus may be payable in shares of our common stock or other equity securities, including restricted stock and stock options. The agreement provides that Mr. DeSocio will accrue 20 days of combined vacation/sick leave annually and will receive three personal days each year. The agreement also contains a provision requiring Mr. DeSocio to maintain the confidentiality of our confidential information, a non-competition provision for one year following termination of employment (which may be waived), and a provision prohibiting solicitation of our employees within one year following termination of employment. Our employment of Mr. DeSocio may be terminated under the agreement by us or by Mr. DeSocio, at any time, with or without advance notice.

Severance upon Termination Without Cause.  The agreement provides that if Mr. DeSocio’s employment is terminated by us without cause, he will receive from us a cash severance payment equal to one year of his then-current base salary. In addition, upon our termination of Mr. DeSocio’s employment without cause, his unvested options and any other unvested equity compensation he received from us will terminate, and his vested options will remain exercisable no later than three months after termination of his employment.

Severance Following Change in Control.  If Mr. DeSocio’s employment is terminated without cause or he resigns for good reason, in either case within 12 months of a change in control (as such term is defined in the agreement), he will receive a cash severance payment equal to 24 months of his then-current base salary and then-current maximum target bonus, and 100% of his unvested stock options and additional equity compensation shall become vested, free of restrictions (if any), and immediately exercisable for the remaining term of the relevant grant or award. In addition, he will continue to receive health care and life insurance coverage for 24 months as if he were an active employee (subject to the employee portion of premiums for such coverages).

Agreement with Mr. Marashi

Effective December 31, 2002, we entered into an at-will employment agreement with Mr. Ali Marashi. The agreement provides that Mr. Marashi will serve as our Vice President and Chief Technology Officer, and will receive an annual base salary of $190,000, which may be increased or decreased by our chief executive officer in consultation with our board or compensation committee. The agreement also provides that Mr. Marashi will receive a bonus of up to 50% of his base salary, based on the satisfaction of performance goals, if we adopt a bonus plan for executives and senior officers. We have not implemented such a bonus plan at this time. Any bonus may be payable in shares of our common stock or other equity securities, including restricted stock and stock options. The agreement provides that Mr. Marashi will accrue 20 days of combined vacation/sick leave annually and will receive three personal days each year. The agreement also contains a provision requiring Mr. Marashi to maintain the confidentiality of our confidential information, a non-competition provision for one year following termination of employment (which may be waived), and a provision prohibiting solicitation of our employees within one year following termination of employment. Our employment of Mr. Marashi may be terminated under the agreement by us or by Mr. Marashi, at any time, with or without advance notice.

Severance upon Termination Without Cause.  The agreement provides that if Mr. Marashi’s employment is terminated by us without cause, he will receive from us a cash severance payment equal to one year of his then-current base salary. In addition, upon our termination of Mr. Marashi’s employment without cause, his unvested options and any other unvested equity compensation he received from us will terminate, and his vested options will remain exercisable no later than three months after termination of his employment.

Severance Following Change in Control.  If Mr. Marashi’s employment is terminated without cause or he resigns for good reason, in either case within 12 months of a change in control (as such term is defined in the agreement), he will receive a cash severance payment equal to 24 months of his then-current base salary and then-current maximum target bonus, and 100% of his unvested stock options and additional equity compensation shall become vested, free of restrictions (if any), and immediately exercisable for the remaining term of the relevant grant or award. In addition, he will continue to receive health care and life insurance coverage for 24 months as if he were an active employee (subject to the employee portion of premiums for such coverages).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for, among other things, approving the compensation and benefits for our officers and for reviewing the general policies relating to the compensation and benefits for all of our employees. This report reflects our compensation philosophy.

Executive Officer Compensation

Our executive compensation program has been designed to (1) ensure that compensation provided to executive officers is closely aligned with its business objectives and financial performance; (2) enable us to attract and retain those officers and other key executives who contribute to our long-term success; and (3) maximize stockholder value.

Executive compensation generally consists of three components: (1) base salary; (2) annual cash bonus; and (3) long-term incentive awards. The Chief Executive Officer annually recommends executive officer compensation levels to the Compensation Committee. The Compensation Committee makes the final determination of executive compensation levels but relies on the Chief Executive Officer’s annual recommendations because it believes the Chief Executive Officer is the most qualified person to make assessments about individual performance.

The Compensation Committee annually reviews and establishes each executive officer’s compensation package by considering (1) the extent to which specified corporate objectives for the preceding year were attained; (2) the experience and contribution levels of the individual executive officer; and (3) to a lesser extent, the salary and bonus levels of executive officers in similar positions in companies in the same or related industries as Internap.

For 2004, the Compensation Committee has decided not to establish specific objectives, including financial performance goals, for its executive officers against which bonus compensation would be paid and not to implement a bonus program for such officers. There is no assurance that the Compensation Committee will establish such objectives or such a program or pay bonus compensation in the future.

The Compensation Committee also grants stock options to executive officers to provide long-term incentives that are aligned with the creation of increased stockholder value over time. Options typically are granted at fair market value at the date of grant, have a ten year term and generally vest 25% on the first anniversary of vesting commencement date and in equal 36 monthly installments thereafter.

Most stock option grants to executive officers occur in conjunction with the executive officer’s acceptance of employment with us. The Compensation Committee, however, reviews stock option levels for all executive officers throughout each fiscal year in light of long-term strategic and performance objectives, each executive officer’s current and anticipated contributions to our future performance and the value of such executive’s current stock option package. When determining the number of stock options to be awarded to an executive officer, the Compensation Committee considers the executive officer’s current contribution to our performance, the executive officer’s past option awards and their current value, the executive officer’s anticipated contribution in meeting our long-term strategic performance goals and comparisons to formal and informal surveys of executive stock option grants made by other Internet infrastructure companies.

Compensation of the Chief Executive Officer

The compensation for our chief executive officer is set by the board of directors based upon the recommendations of the Compensation Committee. The Compensation Committee reviews our Chief Executive Officer’s compensation annually using the same criteria and policies as are employed for other executive officers. Mr. Peters’ base salary is determined in accordance with his employment agreement. In 2003, Mr. Peters received a base salary of $350,000. In addition, he received a bonus of $210,000 on February 27, 2003, payable in bi-monthly installments commencing in April 2003, and relocation benefits, including gross-up payments of $245,222. The Compensation Committee awarded Mr. Peters options to purchase $4,000,000 shares of our common stock at the then-current market price of $0.44 per share, options to 1,000,000 shares of our common stock at the then-current market price of $0.43 per share and options to purchase 2,238,796 shares of our common stock at the then current market price of $2.16 per share.

Limitations on the Deductibility of Executive Compensation

Compensation payments in excess of $1 million to the Chief Executive Officer or the other five most highly compensated executive officers are subject to a limitation on deductibility by us under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect cash compensation in 2003 to our Chief Executive Officer or any other executive officer to be in excess of $1 million. We intend to maintain qualification of our 2002 Stock Compensation Plan, Amended and Restated 1998 Stock Option/Stock Issuance Plan, and Amended 1999 Equity Incentive Plan for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

The Compensation Committee believes its executive compensation philosophy serves Internap’s interests and the interests of our stockholders.

Compensation Committee:

Charles B. Coe
Fredric W. Harman
Robert D. Shurtleff, Jr.

The foregoing report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act” and, together with the Securities Act, the “Acts”), unless we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. None of our executive officers or directors serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

In 2003 and 2002, we engaged Korn/Ferry International, a national executive recruiting firm, to assist in the identification and recruitment of senior executives. For 2003 and 2002, we paid Korn/Ferry $3,178 and $262,096, respectively, in connection with executive placements. As of December 31, 2003, the Company owed $75,000 to Korn/Ferry, and that amount was paid in the first quarter of 2004 after approval by the Audit Committee of our board of directors. Gregory A. Peters, our president and chief executive officer, is the son-in-law of a managing director of Korn/Ferry.

We have entered into indemnification agreements with our directors and executive officers for the indemnification of and advancement of expenses to such persons to the fullest extent permitted by law. We also intend to enter into these agreements with our future directors and executive officers.

STOCK PERFORMANCE GRAPH

Our common stock is listed on the AMEX under the symbol “IIP” and has traded on the AMEX since February 18, 2004. Our common stock traded on the Nasdaq SmallCap Market from October 4, 2002 until February 17, 2004 when we voluntarily delisted our common stock from the Nasdaq SmallCap Market. Prior to that, our common stock traded on the Nasdaq National Market from September 29, 1999, the date of our initial public offering, until October 4, 2002 when we fell below certain listing criteria of the Nasdaq National Market.

The graph set forth below compares cumulative total return to our stockholders from an investment in our common stock with the cumulative total return of the Nasdaq Composite Index and the Goldman/Sachs Internet Index, resulting from an initial assumed investment of $100 in each on September 29, 1999, the date of our initial public offering, and assuming the reinvestment of any dividends, ending at December 31, 2000, December 31, 2001, December 31, 2002, and December 31, 2003, respectively.

The foregoing stock performance graph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, unless we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE REPORT

The primary function of the Audit Committee is to assist the board of directors in its oversight and monitoring of our financial reporting and auditing process. In April 2004, our board of directors adopted an updated Audit Committee Charter that sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee Charter is filed as Appendix A to this proxy statement.

Management has primary responsibility for our financial statements and the overall reporting process, including our system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States, and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee. The Audit Committee monitors these processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

Representatives of PricewaterhouseCoopers LLP, our independent auditors, attended each meeting of the Audit Committee. The Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP our audited financial statements for the year ended December 31, 2003 and our unaudited quarterly financial statements for the quarters ended March 31, June 30 and September 30, 2003. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP its independence. The Audit Committee considered whether the services provided by PricewaterhouseCoopers LLP for the year ended December 31, 2003 are compatible with maintaining their independence. The Audit Committee has determined to engage PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2004.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the board of directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

Audit Committee:

James P. DeBlasio
William J. Harding
Kevin L. Ober

The foregoing report of the Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, unless we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL 2 — ADOPTION OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN

General

In April 2004, our board of directors adopted the 2004 Internap Network Services Corporation Employee Stock Purchase Plan, or the Plan, subject to the approval of our stockholders. The purpose of the Plan is to encourage ownership of our common stock by each of our eligible employees by permitting eligible employees to purchase our common stock at a discount. Although we previously adopted, and our stockholders approved, the 1999 Employee Stock Purchase Plan, there are no shares remaining available for issuance under that Plan. Accordingly, our board of directors determined that it is in the best interest of our company and our stockholders to adopt the Plan.

The following is a summary of the principal features of the Plan. However, the summary does not purport to be a complete description of all the provisions of the Plan, and a copy of the Plan is attached to this proxy statement as Appendix B. Assuming that our stockholders approve the adoption of the Plan at the annual meeting, the effective date of the Plan will be June 15, 2004.

Shares Reserved Under the Plan

If adoption of the Plan is approved by our stockholders, there will be 6,000,000 shares of our common stock reserved for issuance under the Plan.

Eligibility to Participate in the Plan

The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). All employees who work for us or a participating subsidiary corporation more than 20 hours per week on a regular basis are eligible to participate in the Plan, other than (1) an employee who customarily is employed for 5 months or less in any calendar year, (2) an employee who is a citizen of a country that prohibits grants of options to such employee, (3) an employee who is a “highly compensated employee” (as defined in Code section 414(q)) and who is in a category of employees that the plan administrator has determined to exclude or (4) an employee who would own, immediately after the right to purchase stock under the Plan is granted, stock possessing 5% or more of the total voting power or value of all of our stock. Participation in the Plan is voluntary. As of March 31, 2004, approximately 300 employees would have been eligible to participate in the Plan.

Administration of the Plan

The plan administrator, who is a person or entity designated by our board of directors, will administer the Plan. The plan administrator, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under the Plan and has the power to interpret the Plan and to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. Our board of directors has designated the Compensation Committee of our board of directors as the “plan administrator”.

Terms of Participation in the Plan

Eligible employees may elect to participate in the Plan for two consecutive calendar quarters, referred to as a “purchase period,” by properly completing and filing an election form at any time during a designated period immediately preceding the purchase period. A participation election is in effect until it is amended or revoked by the participating employee. The eligible employee must authorize us to withhold a minimum of $10.00 per pay period of his or her compensation during the purchase period, subject to a maximum of $12,500 during any purchase period. A participating employee may not make any contribution under the Plan except through payroll deduction.

On the last day of each purchase period, unless a participating employee has withdrawn all of the contributions credited to the account established for him or her by the plan administrator, the participating employee’s payroll deductions automatically will be used to exercise an “option” granted to the participant under the Plan to purchase shares of our common stock from us at the purchase price, up to the maximum number of shares permitted under the Plan. The maximum amount that can be purchased during any purchase period also may be limited by the number of authorized shares remaining for sale under the Plan. In addition, in accordance with section 423 of the Code, in no event may a participating employee purchase more than $25,000 of common stock under the Plan during any calendar year.

The purchase price for shares of common stock under the Plan for a purchase period will be the lesser of 85% of the closing sale price per share of common stock as reported by The Wall Street Journal on the first day of the offering period or 85% of such closing price as reported by The Wall Street Journal on the last day of the purchase period.

A participating employee may amend his or her payroll deduction election form during a purchase period to reduce or stop his or her payroll deductions. A participating employee also has the right at any time on or before the last day of the purchase period to withdraw the entire balance credited to his or her account. If a participating employee makes such a withdrawal election, such balance will be paid to him or her in cash (without interest) as soon as practicable after the plan administrator receives his or her withdrawal election.

If a participating employee’s status as an eligible employee terminates for any reason during a purchase period, cash credited to such participating employee’s account will be refunded to the participating employee without interest.

If a participating employee’s account has a cash balance remaining at the end of a purchase period (other than a balance that represents the value of a fractional share), such balance will be refunded to the participating employee in cash following the purchase period. Any balance representing the value of a fractional share will be carried forward to the next purchase period.

Termination of employment for any reason during a purchase period automatically will be treated as an election by a participating employee to withdraw the cash balance credited to his or her account at that time.

Transfer of Balances Under the Plan

No participating employee may assign, transfer or otherwise dispose of the balance credited to his or her account or his or her right to purchase our common stock under the Plan except by will or the applicable laws of descent and distribution.

Adjustments for Changes in Capitalization

Upon a change in our capitalization, such as a stock dividend or stock split, the plan administrator will adjust the shares reserved for issuance under the Plan, the shares covered by outstanding elections of participating employees and the purchase price for such elections as it determines equitable.

Amendment and Termination

Our board of directors may amend the Plan to the extent that the board deems necessary or appropriate in light of, and consistent with, section 423 of the Code, the laws of Delaware. Any such amendment will be subject to stockholder approval to the extent such approval is required under section 423, the laws of Delaware or other applicable law. Our board of directors also may terminate the Plan or any offering made under the Plan at any time; provided, however, the board may not modify, cancel, or amend any stock purchase right for a purchase period after the beginning of the purchase period unless (1) each participating employee consents in writing to the modification, amendment or cancellation, (2) the modification only accelerates the purchase date for the purchase period, or (3) the board acting in good faith deems that such action is required under applicable law.

Federal Income Tax Consequences

The Plan is intended to qualify as an “employee stock purchase plan” under section 423 of the Code. The following is a general summary of the federal income tax consequences of the Plan, assuming the Plan satisfies the requirements of Code Section 423, based on current federal income tax laws, regulations (including proposed regulations) and judicial and administrative interpretations thereof, all of which are frequently amended, and which may be retroactively applied to transactions described herein. Individual circumstances may vary these results. Furthermore, individuals participating in the Plan may be subject to taxes other than federal income taxes, such as federal employment taxes, state and local income taxes and estate or inheritance taxes.

The amounts deducted from a participating employee’s pay to purchase shares will be taxable income to the participating employee and must be included in gross income for federal income tax purposes in the year in which the amounts otherwise would have been paid to the employee. A participating employee will not be required to recognize any income for federal income tax purposes upon the purchase of shares. However, the participating employee will determine his or her taxable income for the year in which he or she sells or otherwise disposes of shares purchased under the Plan in accordance with the following paragraphs.

The federal income tax consequences of a sale or disposition of shares acquired under the Plan depend in part on the length of time the shares are held by a participating employee before such sale or disposition. If an eligible employee sells or otherwise disposes of shares acquired under the Plan (other than any transfer resulting from his or her death) within two years after the first day of the offering period for the shares, the participating employee must recognize ordinary income in the year of such sale or disposition in an amount equal to the excess of (1) the fair market value of the shares on the date the shares were purchased by him or her over (2) his or her purchase price. This amount of ordinary income is recognized by the participating employee even if the fair market value of the shares has decreased since the date the shares were purchased, and the ordinary income recognized is added to his or her basis in the shares. Any gain realized on the sale or disposition in excess of the basis in the shares (after increasing the basis by the amount of the ordinary income recognized) will be taxed as capital gain, and any loss realized (after increasing the basis in the shares by the ordinary income recognized) will be a capital loss. Whether the capital gain or loss will be long-term or short-term gain or loss will depend on how long the shares were held.

If a participating employee sells or otherwise disposes of shares acquired under the Plan after holding the shares for two years after the first day of the offering period for the shares, or the participating employee dies, he or she must include as ordinary income in the year of sale (or his or her taxable year ending with his or her death) an amount equal to the lesser of (1) the excess of the fair market value of the shares on the first day of the offering period over 85% of the closing sale price of the shares on the first day of the offering period, or (2) the excess of the fair market value of the shares on the date he or she sells or otherwise disposes of the shares, or on the date of his or her death, over the purchase price. Except in the case of a transfer as a result of death, the amount of ordinary income recognized by the employee is added to his or her basis in the shares. The basis of shares transferred as a result of the death of a participating employee will not be increased as a result of the ordinary income recognized by the deceased employee. Any gain realized on the sale or disposition in excess of the participating employee’s basis (after increasing the basis in the shares by the ordinary income recognized) will be taxed as a long-term capital gain. Any loss realized will be treated as long-term capital loss.

Recommendation of the Board of Directors

The board of directors unanimously recommends that you vote “For” the adoption of the 2004 Employee Stock Purchase Plan.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has appointed PricewaterhouseCoopers LLP to serve as our independent auditors for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP has audited our financial statements since our inception in 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Audit Fees

The following table shows the fees paid or accrued by us for the audit and other services provided by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2003 and 2002.

	2003	2002
Audit Fees(1)	$423,289	$217,099
Audit-Related Fees(2)	285,631	—
Tax Fees(3)	23,953	30,711
All Other Fees(4)	1,400	219,527
Total	$734,273	$467,337

(1)	Fees related to the audit of Internap’s annual financial statements and the reviews of the quarterly financial statements filed on Forms 10-Q.

(2)	Fees primarily related to services performed in conjunction with international statutory filings and registration statements.

(3)	Fees primarily related to tax compliance, advice and planning.

(4)	Fees related to other professional services.

Approval of Audit and Permissible Non-Audit Services

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board of Directors, subject to a de minimus exception set forth in the SEC rules (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Audit Committee may review and pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered. None of the audit-related or non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.

The board of directors unanimously recommends that you vote “For” the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent auditors for the fiscal year ending December 31, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our common stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with, except for Ali Marashi, our Chief Technology Officer, who did not timely file three Form 4s with respect to the exercise of options to acquire 124,200 shares of our common stock and the subsequent disposition of these shares.

STOCKHOLDERS’ PROPOSALS FOR 2005 ANNUAL MEETING

Proposals of stockholders, including nominations for the board of directors, intended to be presented at the 2005 annual meeting must be received by us at our executive offices in Atlanta, Georgia, on or before Wednesday, December 29, 2004 to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. In accordance with our bylaws, for business to be properly brought before a meeting, but not included in the proxy, a stockholder must submit a proposal, including nominations for the board of directors, not earlier than Thursday, January 27, 2005 and not later than Saturday, February 26, 2005 and must comply with the eligibility, advance notice and other provisions of our bylaws. A copy of our bylaws is available upon request to the address below.

Stockholder proposals should be sent to:

Internap Network Services Corporation
250 Williams Street
Atlanta, Georgia 30303
Attention: Corporate Secretary

APPENDIX A

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

March 2004

PURPOSE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Internap Network Services Corporation, a Delaware corporation (the “Company”), will be to (i) study, review and evaluate the Company’s accounting, auditing and reporting practices, including internal audit and control functions; (ii) serve as a focal point for communication between non-committee directors, the independent accountants and the Company’s management; and (iii) monitor transactions between the Company and its employees, officers and members of the Board, or any affiliates of the foregoing.

COMPOSITION

The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Committee will be appointed by and serve at the discretion of the Board and shall satisfy the independence and experience requirements of the federal securities laws, the Securities and Exchange Commission and the American Stock Exchange (“AMEX”). Specifically, each member of the Audit Committee shall be “independent”, pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and as defined in Section 10A3 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations promulgated by the AMEX, and be financially literate and at least one member of the Audit Committee shall be a “financial expert”, as such term is used in Section 407 of the Sarbanes-Oxley Act and in the Exchange Act.

FUNDING

The Company shall provide for appropriate funding, as determined by the Committee, for the payment of compensation (1) to the registered public accounting firm employed by the Company for the purpose of rendering or issuing an audit report, and (2) to any other advisors employed by the Committee.

FUNCTIONS AND AUTHORITY

The operation of the Committee will be subject to the provisions of the Bylaws of the Company, the Delaware General Corporation Law, the federal securities laws and the corporate laws of any other state that may apply to the Company in the future, each as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

1.	Appoint annually the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year, which firm is ultimately accountable to the Committee as representatives of the Company’s shareholders, and take all appropriate courses of action to be taken in connection with services performed for the Company by the independent auditors.

2.	Set policies for the hiring of employees or former employees of the Company’s independent auditor.

3.	Review the engagement of the independent auditors, including the scope, extent and procedures of the audit, the compensation to be paid therefor and all other matters the Committee deems appropriate. Such independent auditors shall report directly to the Committee.

4.	Evaluate the performance of the independent auditors and, if so determined by the Committee, to replace the independent auditors. The Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors, including the resolution of any disagreements with management and the auditors regarding financial reporting.

5.	Receive written statements from the independent auditors periodically delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1, to consider and discuss with the auditors any disclosed relationships or services that could affect the auditors’ objectivity and independence and otherwise to take appropriate action to oversee the independence of the auditors.

6.	Review and discuss the Company’s (A) annual audited financial statements, (B) quarterly unaudited financial statements, (C) Annual Reports on Form 10-K and (D) Quarterly Reports on Form 10-Q with management and the independent auditor, such discussions to include:

a.	major issues regarding accounting and auditing principles and practices;

b.	the adequacy of internal controls that could significantly affect the Company’s financial statements;

c.	an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analysis of the effects of alternative GAAP methods;

d.	the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and

e.	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

7.	Obtain and review annually a report by the independent auditor describing (1) the independent auditor’s quality-control procedures; (2) material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) to further assess the auditor’s independence, all relationships between the independent auditor and the Company.

8.	Annually examine whether regular rotation of the lead partner of the Company’s independent auditor has occurred as required by law and consider whether there should be rotation of the independent auditor itself, and present the Committee’s conclusions to the Board.

9.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

10.	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

11.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, has not been implicated.

12.	Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including without limitation, the policies for recognition of revenues in financial statements.

13.	Assist and interact with the independent auditors to enable them to perform their duties in the most efficient and cost effective manner.

14.	Evaluate the cooperation received by the independent auditors during their audit or quarterly review examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

15.	Review the Company’s balance sheet, profit and loss statement and statements of cash flows and stockholders’ equity for each annual and interim period, and any changes in accounting policy that have occurred during such period.

16.	Review and approve all professional services provided to the Company by its independent auditors and consider the possible effect of such services on the independence of such auditors. In addition, the Committee shall have the authority to, and shall be required to in its sole discretion, approve (1) all audit services and (2) all permissible non-audit services provided to the Company by its outside auditors, as required by Section 202 of the Sarbanes-Oxley Act and Section 10A of the Exchange Act. The Committee shall approve in advance all permissible non-audit services to be provided by the independent auditors.

17.	Discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. These discussions may be had generally and need not include advance discussion of each earnings release. Discussions will include the type and presentation of information to be included in earnings press releases, with particular attention to any use of pro forma or adjusted non-GAAP information.

18.	Review the appointment of the senior internal auditing executive.

19.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

20.	Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

21.	Engage its own independent legal counsel and other advisers as it deems necessary to carry out its duties. The Company shall provide the necessary funding for the Committee to engage such advisers, as provided above.

22.	Consult with the independent auditors and discuss with management the scope and quality of internal accounting and financial reporting controls in effect.

23.	Review the reports provided to the Committee by the Company’s outside auditors pursuant to Section 204 of the Sarbanes-Oxley Act.

24.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

25.	Investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between the Company and any employee, officer or member of the Board of the Company or any affiliates of the foregoing.

26.	Report regularly to the Board of Directors.

27.	Request that the Company file this Charter as an appendix to the Proxy Statement at least once every three years and maintain a copy on the Company’s website.

28.	Review and assess the adequacy of this Charter annually and submit it to the Board for approval.

29.	Evaluate the performance of the Committee itself.

30.	Perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MEETINGS

The Committee will hold at least one regular meeting per calendar quarter and additional meetings as the Committee deems appropriate. The President, Chief Executive Officer, Chairman of the Board and Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee Chairman. Meet separately, at least quarterly, with management, the internal auditors (or other personnel responsible for the Company’s internal audit function) and the independent auditors.

Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the Committee. Committee members may be removed from the Committee by the Board in its discretion.

MINUTES AND REPORTS

Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board.

APPENDIX B

2004 INTERNAP NETWORK SERVICES CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

Page
§ 14.	AMENDMENT OR TERMINATION	B-8
§ 15.	MISCELLANEOUS	B-9
15.1	Shareholder Rights	B-9
15.2	No Contract of Employment	B-9
15.3	Withholding	B-9
15.4	Construction	B-9
15.5	Rule 16b-3	B-9

§ 1.

PURPOSE

The primary purpose of this Plan is to encourage Stock ownership by each Eligible Employee of Internap by permitting the purchase of Stock at a discount which is permissible under § 423 of the Code. Internap intends that this Plan constitute an “employee stock purchase plan” within the meaning of § 423 of the Code and, further, intends that any ambiguity in this Plan or any related offering be resolved to effect such intent.

§ 2.

DEFINITIONS

2.1  Account — means the separate bookkeeping account which shall be established and maintained by the Plan Administrator for each Participating Employee for each Purchase Period to record the payroll deductions made on his or her behalf to purchase Stock under this Plan.

2.2  Authorization — means the participation election and payroll deduction authorization form which an Eligible Employee shall be required to properly complete in writing and timely file with the Plan Administrator before the end of an Offering Period in order to participate in this Plan for the related Purchase Period and which shall require an Eligible Employee to provide such information and to take such action as the Plan Administrator in his or her discretion deems necessary or helpful to the orderly administration of this Plan.

2.3  Board — means the Board of Directors of Internap.

2.4  Code — means the Internal Revenue Code of 1986, as amended.

2.5  Eligible Employee — means each employee of Internap or a Subsidiary except —

(a)	an employee who customarily is employed (within the meaning of Code § 423(b)(4)(B)) 20 hours or less per week by Internap or such Subsidiary,

(b)	an employee who customarily is employed (within the meaning of Code § 423(b)(4)(C)) for not more than 5 months in any calendar year by Internap or such Subsidiary,

(c)	an employee who would own (immediately after the grant of an option under this Plan) stock possessing 5% or more of the total combined voting power or value of all classes of stock of Internap based on the rules set forth in § 423(b)(3) and § 424 of the Code,

(d)	a highly compensated employee (as defined under § 414(q) of the Code) who falls within a category of highly compensated employees that the Plan Administrator has determined in its discretion to exclude under this Plan, and

(e)	an employee who is a citizen of a country whose laws would prohibit the granting of an option under this Plan.

2.6  Exercise Date — means for each Purchase Period the last day of such Purchase Period.

2.7  Fair Market Value — means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Plan Administrator or, if no such closing price is available on such date, (2) such closing price as so reported for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Plan Administrator acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

2.8  Internap — means Internap Network Services Corporation, a corporation incorporated under the laws of the State of Delaware, and any successor to Internap Network Services Corporation.

2.9  1993 Act — means the Securities Act of 1933, as amended.

2.10  1934 Act — means the Securities Exchange act of 1934, as amended.

2.11  Offering Period — means the period set by the Plan Administrator which precedes the beginning of the related Purchase Period and which shall continue for no more than 15 days.

2.12  Option Price — means for each Purchase Period the lesser of 85% of the Fair Market Value for a share of Stock on the first day of such Purchase Period or 85% of the Fair Market Value for a share of Stock on the last day of such Purchase Period.

2.13  Participating Employee — means for each Purchase Period each Eligible Employee who is employed by a Participating Employer and who has satisfied the requirements set forth in § 4 of this Plan for such Purchase Period.

2.14  Participating Employer — means for each Purchase Period Internap and each Subsidiary which the Plan Administrator designates as a Participating Employer for such Purchase Period.

2.15  Plan — means this 2004 Internap Network Services Corporation Employee Stock Purchase Plan.

2.16  Plan Administrator — means the person or entity so designated by the Board.

2.17  Purchase Period — means two consecutive calendar quarters.

2.18  Stock — means Internap Network Services Corporation common stock.

2.19  Subsidiary — means each corporation which is a subsidiary of Internap (within the meaning of §424(f) of the Code).

§ 3.

SHARES RESERVED UNDER THE PLAN

Effective June 15, 2004 there shall (subject to § 12) be a total of 6,000,000 such shares so reserved, less the number previously issued under this Plan. All such shares of Stock shall be reserved to the extent that Internap deems appropriate from authorized but unissued shares of Stock or from shares of Stock which have been reacquired by Internap.

§ 4.

EFFECTIVE DATE

The original effective date of this Plan shall be June 15, 2004.

§ 5.

PLAN ADMINISTRATOR

This Plan shall be administered by the Plan Administrator. The Plan Administrator acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Plan Administrator shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Plan Administrator deems equitable under the circumstances, which action shall be binding on Internap, on each affected Participating Employee and Participating Employer and on each other person directly or indirectly affected by such action.

§ 6.

PARTICIPATION

6.1  Requirements. Each Eligible Employee who is employed by a Participating Employer on the first day of an Offering Period shall satisfy the requirements to be a Participating Employee for the related Purchase Period if

(a)	he or she has properly completed and filed an Authorization with the Plan Administrator on or before the last day of such Offering Period to purchase shares of Stock pursuant to options granted under this Plan, and

(b)	his or her employment as an Eligible Employee continues uninterrupted throughout the period which begins on the first day of such Offering Period and ends on the first day of the related Purchase Period, and no Eligible Employee’s employment shall be treated as interrupted by a transfer directly between Internap and any Subsidiary or between one Subsidiary and another Subsidiary.

6.2  Continuity Authorization. An Authorization shall continue in effect until amended under § 8.2 or revoked under § 8.4.

6.3  Termination. A Participating Employee’s status as such shall terminate for a Purchase Period (for which he or she has an effective Authorization) at such time as his or her account is withdrawn under § 8.3 or his or her employment terminates under § 10.

§ 7.

GRANTING OF OPTIONS

7.1  General Rule. Subject to § 7(b) and § 7(c), each Participating Employee for each Purchase Period automatically shall be granted an option as of the first day of such Purchase Period to purchase at the Option Price a maximum number of whole shares of Stock, which number shall be determined by dividing $12,500.00 by the Fair Market Value of a share of Stock on the first day of such Purchase Period.

7.2  Statutory Limitation. No option granted under this § 7 to any Eligible Employee shall permit his or her rights to purchase shares of Stock under this Plan or under any other employee stock purchase plan (within the meaning of § 423 of the Code) established by Internap or any Subsidiary to accrue (within the meaning of § 423(b)(8) of the Code) at a rate which exceeds $25,000 of the Fair Market Value of such Stock for any calendar year.

7.3  Insufficient Number of Shares of Stock. If the number of shares of Stock reserved for purchase for any Purchase Period is insufficient to cover the number of shares which Participating Employees elect to purchase on the Exercise Date for of such Purchase Period, then the number of shares of Stock which each Participating Employee has a right to purchase at the end of such Purchase Period shall be reduced to the number of shares of Stock which the Plan Administrator shall determine by multiplying the number of shares of Stock reserved under this Plan by a fraction, the numerator of which shall be the number of shares of Stock which such Participating Employee elected to purchase at the end of such Purchase Period and the denominator of which shall be the total number of shares of Stock which all Participating Employees elected to purchase at the end of such Purchase Period.

§ 8.

PAYROLL DEDUCTIONS

8.1  Initial Authorization. Each Participating Employee’s initial Authorization shall specify the specific dollar amount which he or she authorizes his or her Participating Employer to deduct from his or her compensation each pay period (determined in accordance with such Participating Employer’s standard payroll policies and practices) during the Purchase Period for which such Authorization is in effect, provided

(a)	the minimum amount deducted from a Participating Employee’s compensation during any pay period in a Purchase Period shall not be less than $10.

(b)	the maximum amount deducted from a Participating Employee’s compensation during any Purchase Period shall not exceed the lesser of $12,500 or such amount as set from time to time by the Plan Administrator.

8.2  Continuing Authorization. An Authorization once timely filed under § 6(a)(1) shall continue in effect until amended under § 8.3 or revoked under § 8.4.

8.3  Authorization Amendment. An Authorization may be amended during any Offering Period and such amendment shall be effective for the related Purchase Period if timely filed under § 6(a)(1).

8.4  Authorization Revocation and Withdrawal Rights.

(a)	Revocation. A Participating Employee shall have the right during any Purchase Period to revoke an Authorization, and such revocation stop the payroll deductions which he or she previously had authorized for such Purchase Period if he or she files an Authorization revocation with the Plan Administrator before the Exercise Date for such Purchase Period, and such payroll deductions shall stop as soon as practicable after the Plan Administrator actually receives such Authorization revocation.

(b)	Withdrawal. If a Participating Employee revokes his or her Authorization, he or she may elect to withdraw the entire balance credited to his or her Account for such Purchase Period without interest. If a Participating Employee makes such a withdrawal election, such balance shall be paid to him or her in cash (without interest) as soon as practicable after the Plan Administrator receives his or her withdrawal election. If no such election is made, such Account balance shall be applied to exercise his or her option under § 9.

8.5  Account Credits, General Assets and Taxes. All payroll deductions made for a Participating Employee shall be credited to his or her Account as of the pay day as of which the deduction is made. All payroll deductions shall be held by Internap or by one, or more than one, Subsidiary (as determined by the Plan Administrator) as part of the general assets of Internap or any such Subsidiary, and each Participating Employee’s right to the payroll deductions credited to his or her Account shall be those of a general and unsecured creditor. Internap or such Subsidiary shall have the right to withhold on payroll deductions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.

8.6  No Cash Payments. No Participating Employee may make any contribution to his or her Account except through payroll deductions made in accordance with this § 8.

§ 9.

EXERCISE OF OPTION

9.1  General Rule. Each Participating Employee automatically shall be deemed to exercise his or her option granted for each Purchase Period on the related Exercise Date for the purchase of as many whole shares of Stock subject to such option as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock.

9.2  Automatic Refund. If a Participating Employee’s Account has a remaining balance after his or her option has been exercised as of an Exercise Date under this § 9, such balance automatically shall be refunded to the Participating Employee in cash (without interest) as soon as practicable following such Exercise Date unless such balance is attributable to a fractional share, in which event such Account balance may be carried forward (without interest) to the immediately following Purchase Period.

9.3  Delivery of Stock. A stock certificate representing any shares of Stock purchased upon the exercise of an option under this Plan shall be held for or, at the Participating Employee’s direction and expense, delivered to the Participating Employee and shall be registered in his or her name; provided, however, Internap shall not have any obligation to deliver a certificate to a Participating Employee which represents a fractional share of Stock. No Participating Employee (or any person who makes a claim through a Participating Employee) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock actually have been delivered to such person or have been transferred to a brokerage account for such person at a broker-dealer designated by the Plan Administrator.

§ 10.

TERMINATION OF EMPLOYMENT

If a Participating Employee’s employment as an Eligible Employee terminates on or before the Exercise Date for a Purchase Period for any reason whatsoever, his or her Account shall be distributed as if he or she had elected to withdraw his or her Account in cash under § 8.4 immediately before the date his or her employment had so terminated. However, if a Participating Employee is transferred directly between Internap and a Subsidiary or between one Subsidiary and another Subsidiary while he or she has an Authorization in effect, his or her employment shall not be treated as terminated merely by reason of such transfer and any such Authorization shall (subject to all the terms and conditions of this Plan) remain in effect after such transfer for the remainder of such Purchase Period.

§ 11.

NON-TRANSFERABILITY

Neither the balance credited to a Participating Employee’s Account nor any rights to the exercise of an option or to receive shares of Stock under this Plan shall be transferable other than by will or by the laws of descent and distribution, and any option shall be exercisable during a Participating Employee’s lifetime only by the Participating Employee.

§ 12.

ADJUSTMENT

The number, kind or class (or any combination thereof)of shares of Stock reserved under § 3, and the Option Price such shares or Stock as well as the number, kind or class (or any combination thereof) of shares of Stock subject to grants under this Plan shall be adjusted by the Plan Administrator in an equitable manner to reflect any change in the capitalization of Internap, including, but not limited to such changes as stock dividends or stock splits.

§ 13.

SECURITIES REGISTRATION

As a condition to the receipt of shares of Stock under this Plan, an Eligible Employee shall, if so requested by Internap, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Internap, shall deliver to Internap a written statement satisfactory to Internap to that effect. Furthermore, if so requested by Internap, the Eligible Employee shall make a written representation to Internap that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or the Eligible Employee shall have furnished to Internap an opinion in form and substance satisfactory to Internap of legal counsel satisfactory to Internap that such registration is not required. Certificates representing the Stock transferred upon the exercise of an option may at the discretion of Internap bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Internap of legal counsel satisfactory to Internap that such registration is not required.

§ 14.

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, § 423 of the Code and the laws of the State of Delaware, and any such amendment shall be subject to the approval of Internap’s shareholders to the extent such approval is required under § 423 of the Code or the laws of the State of Delaware or to the extent such approval is required to satisfy any requirements under applicable law. The Board also may terminate this Plan or any offering made under this Plan at any time; provided, however, the Board shall not have the right to modify, cancel, or amend any option outstanding after the beginning of a Purchase Period unless (1) each Participating Employee consents in writing to such modification, amendment or cancellation, (2) such modification only accelerates the Exercise Date for the related Purchase Period or (3) the Board acting in good faith deems that such action is required under applicable law.

§ 15.

MISCELLANEOUS

15.1  Shareholder Rights. No Participating Employee shall have any rights as a shareholder of Internap as a result of the grant of an option pending the actual delivery of the Stock subject to such option to such Participating Employee.

15.2  No Contract of Employment. The grant of an option to a Participating Employee under this Plan shall not constitute a contract of employment and shall not confer on a Participating Employee any rights upon his or her termination of employment.

15.3  Withholding. Each option shall be made subject to the condition that the Participating Employee consents to whatever action the Plan Administrator directs to satisfy the federal and state tax withholding requirements, if any, which the Plan Administrator in its discretion deems applicable to the exercise of such option.

15.4  Construction. All references to sections (§) are to sections (§) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Georgia. Finally, each term set forth in § 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

15.5  Rule 16b-3. The Plan Administrator shall have the right to amend any option to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Eligible Employee as the Plan Administrator deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

IN WITNESS WHEREOF, Internap Network Services Corporation has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

INTERNAP NETWORK SERVICES CORPORATION

By:

Date:

VOTE BY INTERNET - www.proxyvote.com
INTERNAP NETWORK SERVICES CORPORATION C/O AMERICAN STOCK TRANSFER 59 MAIDEN LANE NEW YORK, NY 10038

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Internap Network Services Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
INSC01	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNAP NETWORK SERVICES CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE BELOW-LISTED PROPOSALS.

Vote on Directors
To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below. ____________________________________
(1)

To elect as directors one nominee to serve until the 2006 annual meeting and until his successor is elected and qualified and three nominees to serve until the 2007 annual meeting and until their successors are elected and qualified, or until such director’s earlier death, resignation or removal (except as indicated to the contrary on the right).

		For All ☐	Withhold All ☐	For All Except ☐

01) Charles B. Coe for a term to expire at the 2006 annual meeting
02) James P. DeBlasio for a term to expire at the 2007 annual meeting
03) Fredric W. Harman for a term to expire at the 2007 annual meeting
04) Kevin L. Ober for a term to expire at the 2007 annual meeting

Vote On Proposals					For	Against	Abstain

(2)			To approve the adoption of the 2004 Employee Stock Purchase Plan.		☐	☐	☐

(3)			To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the annual meeting and any and all adjournments thereof.

This Proxy will be voted in the manner directed by the undersigned stockholder. If this Proxy is returned and no direction is provided by the undersigned stockholder, this Proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3.

Please indicate if you plan to attend the annual meeting		☐	☐

		Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

INTERNAP NETWORK SERVICES CORPORATION PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Revocable Proxy	COMMON STOCK

               The undersigned hereby appoints Gregory A. Peters and Walter G. DeSocio, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock of Internap Network Services Corporation (the “Company”) which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company, to be held on on Thursday, May 27, 2004, at 9:00 a.m., (local time), at 250 Williams Street, Atlanta, Georgia, and at any and all adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

               This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted “FOR” each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the annual meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the annual meeting.

               The undersigned may elect to withdraw this proxy card at any time prior to its use by: (i) giving written notice to Walter G. DeSocio, Vice President-Chief Administrative Officer, General Counsel and Secretary of the Company, (ii) executing and delivering to Mr. DeSocio a duly executed proxy card bearing a later date or, (iii) appearing at the annual meeting and voting in person.

               Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Continued, and to be signed and dated, on the reverse side)

VOTE BY INTERNET - www.proxyvote.com
INTERNAP NETWORK SERVICES CORPORATION C/O AMERICAN STOCK TRANSFER 59 MAIDEN LANE NEW YORK, NY 10038

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Internap Network Services Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
INSC03	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNAP NETWORK SERVICES CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE BELOW-LISTED PROPOSALS.

Vote on Directors
To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below. ____________________________________
(1)

To elect as directors one nominee to serve until the 2006 annual meeting and until his successor is elected and qualified and three nominees to serve until the 2007 annual meeting and until their successors are elected and qualified, or until such director’s earlier death, resignation or removal (except as indicated to the contrary on the right).

		For All ☐	Withhold All ☐	For All Except ☐

01) Charles B. Coe for a term to expire at the 2006 annual meeting
02) James P. DeBlasio for a term to expire at the 2007 annual meeting
03) Fredric W. Harman for a term to expire at the 2007 annual meeting
04) Kevin L. Ober for a term to expire at the 2007 annual meeting

Vote On Proposals					For	Against	Abstain

(2)			To approve the adoption of the 2004 Employee Stock Purchase Plan.		☐	☐	☐

(3)			To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the annual meeting and any and all adjournments thereof.

This Proxy will be voted in the manner directed by the undersigned stockholder. If this Proxy is returned and no direction is provided by the undersigned stockholder, this Proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3.

Please indicate if you plan to attend the annual meeting		☐	☐

		Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

INTERNAP NETWORK SERVICES CORPORATION PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Revocable Proxy	SERIES A PREFERRED STOCK

               The undersigned hereby appoints Gregory A. Peters and Walter G. DeSocio, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Series A preferred stock of Internap Network Services Corporation (the “Company”) which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company, to be held on on Thursday, May 27, 2004, at 9:00 a.m., (local time), at 250 Williams Street, Atlanta, Georgia, and at any and all adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

               This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted “FOR” each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the annual meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the annual meeting.

               The undersigned may elect to withdraw this proxy card at any time prior to its use by: (i) giving written notice to Walter G. DeSocio, Vice President-Chief Administrative Officer, General Counsel and Secretary of the Company, (ii) executing and delivering to Mr. DeSocio a duly executed proxy card bearing a later date or, (iii) appearing at the annual meeting and voting in person.

               Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Continued, and to be signed and dated, on the reverse side)